COMMON STOCK        INCORPORATED UNDER THE LAWS OF THE STATE      NO PAR VALUE
                                    OF TEXAS                        PER SHARE


   NUMBER                                                             SHARES
                                     [LOGO]
                         FLASHNET COMMUNICATIONS, INC.

THIS CERTIFICATE IS TRANSFERRABLE          SEE REVERSE FOR     -----------------
   IN BOSTON, MASSACHUSETTS OR           CERTAIN DEFINITIONS   CUSIP 338527 10 4
        NEW YORK, NEW YORK                                     -----------------

THIS CERTIFIES THAT



is the owner of


FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, NO PAR VALUE PER SHARE, OF


FLASHNET COMMUNICATIONS, INC., transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

IN WITNESS WHEREOF, the duly authorized officers of the Corporation have hereunto subscribed their names.


Date:


/s/ Andrew N. Jent                     /s/ M. Scott Leslie
Executive Vice President,              President and Chief Operating Officer
Chief Financial Officer
and Secretary

Countersigned and Registered:
       BANKBOSTON, N.A.
           Transfer Agent and Registrar
By
                   Authorized Signature

                        FLASHNET COMMUNICATIONS, INC.

     The Corporation is authorized to issue Common Stock, no par value per share, and Preferred Stock, par value $1.00 per share.


     A full statement of all of the designations, preferences, limitations and relative rights of the shares of each class of stock authorized to be issued by the Corporation is set forth in full in the articles of incorporation on file in the office of the Secretary of State and the Corporation will furnish a copy of such statement to the record holder of this certificate without charge on written request to the Corporation at its principal place of business or registered office.


     As set forth in the Corporation's articles of incorporation on file in the office of the Secretary of State, no shareholder shall have any preferential, preemptive or other right to subscribe for, purchase or receive from the Corporation any capital stock in the Corporation of any class, whether or not now authorized, or other securities convertible into or exchangeable for such capital stock, or any warrant or other instrument that shall confer upon the holder thereof the right to subscribe for, purchase or receive from the Corporation any shares of such capital stock which the Corporation may at any time issue.


     No shareholder shall have the right to cumulate his or her votes for the election of directors.


     The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -- as tenants in common         UNIF GIFT MIN ACT--......Custodian......
TEN ENT -- as tenants by the entireties                     (Cust)       (Minor)
JT TEN  -- as joint tenants with right  under Uniform Gifts to Minors
           of survivorship and not as   Act.....................................
           tenants in common                           (State)

    Additional abbreviations may also be used though not in the above list.

    For Value Received, ____________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE
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  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE OF ASSIGNEE)

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                                                                          Shares
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of the Capital Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
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                                                                        Attorney
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to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated:                                 19
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               NOTICE:                X
     THE SIGNATURE(S) TO THIS           --------------------------------------
     ASSIGNMENT MUST CORRESPOND                        Signature
     WITH THE NAME(S) AS WRITTEN
     UPON THE FACE OF THE             X
     CERTIFICATE IN EVERY               --------------------------------------
     PARTICULAR,WITHOUT                                Signature
     ALTERATION OR ENLARGEMENT
     OR ANY CHANGE WHATEVER.

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                                      THE SIGNATURE(S) SHOULD BE GUARANTEED BY
                                      AN ELIGIBLE GUARANTOR INSTITUTION AS
                                      DEFINED IN RULE 17Ad-15 UNDER THE
                                      SECURITIES EXCHANGE ACT OF 1934, AS
                                      AMENDED.
                                      ----------------------------------------
                                       SIGNATURE(S) GUARANTEED BY:





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